                                                                 Exhibit 10.19

                                   AMENDMENT
              HILTON HOTELS SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN


         WHEREAS, Hilton Hotels Corporation (the "Company") maintains the Hilton Hotels Supplmental Executive Retirement Plan ("Plan"); and

         WHEREAS, the Company has the right to amend the Plan; and

         WHEREAS, the Company has resolved that benefit accruals under the Plan should be frozen effective December 31, 1996 for all Participants;

         NOW, THEREFORE, the Plan is hereby amended as follows:

         1. The definition of Average Earnings contained in Section 2.4 is amended by adding the following to the end of the section:

    "Because of the benefit freeze effective December 31, 1996, as set forth in
    Section 4.5, Average Earnings shall be calculated only with respect to calendar years ending on or before December 31, 1996."

         2.   The following new Section 4.5 is hereby added:

    "4.5 -- BENEFIT FREEZE. Effective January 1, 1997, no further benefits shall be accrued by any Participant in this Plan. Accordingly, each Participant in this Plan shall be entitled to the benefit he or she earned through and including December 31, 1996, but shall not be credited with any additional benefit following December 31, 1996. Thus, by way of illustration and not limitation, Participants shall be entitled to Monthly Retirement Income benefits based only upon their years of service through December 31, 1996, and shall not be entitled to benefits based upon any portion of a year of service following December 31, 1996. As a further illustration, and not a limitation, increases in a Participant's Average Earnings based upon earnings paid after December 31, 1996 shall not be considered under the Plan. All early retirement benefits, deferred vested benefits and Spouse's Benefits shall be calculated based upon the frozen benefit earned through December 31, 1996."

         IN WITNESS WHEREOF, this Amendment is hereby adopted this ____ day of November, 1996.


                                     HILTON HOTELS CORPORATION



                                     By_______________________

                                     Its______________________


                                      2